abrdn Funds

(the “Trust”)

abrdn Focused Emerging Markets ex-China Fund

abrdn International Small Cap Fund

(each a “Fund” and together the “Funds”)

Supplement dated March 13, 2025 to the Funds’ Summary Prospectuses, Statutory Prospectus and Statement of Additional Information, each dated February 28, 2025

At a meeting held on March 12, 2025, the Board of Trustees (the “Board”) of the Trust agreed to consider in mid-2025 the conversion of the following two mutual funds to newly created exchange-traded funds (the “ETFs”) listed below (each, a “Conversion”):

Current Mutual Fund	Proposed ETF
abrdn Focused Emerging Markets ex-China Fund	abrdn Focused Emerging Markets ex-China Active ETF
abrdn International Small Cap Fund	abrdn International Small Cap Active ETF

Each new ETF will be managed in a substantially similar manner as the corresponding mutual fund, with identical investment objectives, investment strategies and fundamental investment policies. If approved by the Board, it is anticipated that the Conversions would occur in the third or fourth quarter of 2025.

By converting these Funds to ETFs, abrdn Inc. (“abrdn”), the investment adviser for the Funds, believes shareholders in the Funds could benefit from lower overall net expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency.

abrdn is communicating the proposed plans prior to formal Board approval in order to provide shareholders with ample notice of the planned Conversions and allow them time to engage with abrdn on the implications of the proposed transactions, including the need to have a brokerage account prior to the applicable Conversion. It is possible that one or both Conversions will not be approved or will not occur for other reasons, in which case the changes described herein pertaining to such Conversion would not take effect.

Subject to Board approval, each Conversion would consist of (1) the transfer of all or substantially all of the mutual fund’s assets, subject to its liabilities, to the corresponding new created ETF for shares of the ETF; and (2) the distribution of the ETF shares to the mutual fund shareholders in complete liquidation of the mutual fund. It is anticipated that if approved by the Board of Trustees, each Conversion will not require shareholder approval.

When each Conversion is considered, the Board, including the Trustees not deemed to be “interested persons” of the mutual funds pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, will need to determine that the Conversion is in the best interests of the target mutual fund and that the Conversion would not dilute the interests of the mutual fund’s shareholders.

The new ETFs have not commenced investment operations, and it is anticipated that each will not have shareholders prior to the Conversion. If the Conversions are approved by the Board, existing shareholders of each mutual fund will, prior to the Conversion, receive a combined information statement/prospectus describing in detail both the Conversion and the surviving ETF and summarizing the Board’s considerations in approving the Conversion.

It is anticipated that each Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Conversion, except to the extent that they receive cash in connection with the liquidation of any fractional shares received in the Conversion.

In connection with the proposed Conversions discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement is deemed effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversions. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at https://www.abrdn.com/us/literature and a paper copy can be obtained at no charge by calling 866-667-9231.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Please retain this Supplement for future reference.